March 15, 1994



By Electronic Transmission

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


     Re:  Orange and Rockland Utilities, Inc.
          (CIK: 074778)
          Current Report on Form 8-K


Ladies and Gentlemen:

     On behalf of Orange and Rockland Utilities, Inc. (the "Company"), I transmit for filing a Current Report on Form 8-K dated March 14, 1994 of the Company pursuant to Rule 13a-11 and Regulation S-T under the Securities Exchange Act of 1934. Two complete copies of this Form 8-K are being sent today for filing with the New York Stock Exchange, and one conformed copy has been sent to the Commission for its records.

     Please transmit an acceptance message with respect to this filing to the Company's CompuServe account number 72741,157.

                                   Sincerely,



                                    /s/Jean H. Meader
                                   Jean H. Meader
                                   Assistant General Counsel



JHM/jms
Enclosures





               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): March 14, 1994


               ORANGE AND ROCKLAND UTILITIES, INC.
     (Exact name of Registrant as specified in its charter)

Incorporated in New York      1-4315         13-1727729
(State or Other               (Commission    (IRS Employer
Jurisdiction of               File Number)   Identification
Incorporation)                               Number)


        One Blue Hill Plaza, Pearl River, New York  10965
      (Address of principal executive offices)  (zip code)


    Registrant's telephone number, including area code: (914) 352-6000

Items 1. - 4.  Not Applicable.

Item 5.        Other Events.

     On March 14, 1994, the Company issued the following press release:

          PEARL RIVER, NY, MARCH 14, 1994 -- Orange and Rockland Utilities, Inc. today dismissed two officers from the company's employ: L. Mario DiValentino, Vice President - Accounting and Finance (the controller), and Thomas A. Folchi, Jr., Vice President - Customer Services and Human Resources (the former controller).

          Company officers will be meeting later this week to determine new reporting responsibilities for DiValentino and Folchi's respective areas.

Items 6. - 8.  Not Applicable.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ORANGE AND ROCKLAND UTILITIES, INC.


                              By: /s/Victor A. Roque
                                 Victor A. Roque
                                 Vice President, General Counsel
                                   and Secretary




Dated:  March 15, 1994